UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2006

VALERO L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-16417	74-2956831
State or other jurisdiction	(Commission File Number)	(IRS Employer
Of incorporation		Identification No.)

One Valero Way
San Antonio, Texas	78249
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 345-2000

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[	] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[	] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 29, 2006, Gregory C. King and William R. Klesse resigned from the Board of Directors of Valero GP, LLC, the general partner of Riverwalk Logistics, L.P., the general partner of Valero L.P.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALERO L.P.

	By:	Riverwalk Logistics, L.P. its general partner

		By:	Valero GP, LLC its general partner

Date: September 5, 2006			By:	/s/ Amy L. Perry
			Name:	Amy L. Perry
			Title:	Assistant Secretary

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